STATEMENTS OF OPERATIONS (USD $)	3 Months Ended	6 Months Ended	7 Months Ended
	Jun. 30, 2011	Jun. 30, 2011	Jun. 30, 2011
Revenues
Expenses:
General and administrative	485	16,010	16,010
Total expenses	485	16,010	16,010
Net loss	$ (485)	$ (16,010)	$ (16,010)
Basic and diluted weighted average common shares outstanding	1,000	1,000	1,000
Basic and diluted net loss per share	$ (0.05)	$ (16.01)	$ (16.01)